Exhibit 107

Calculation of Filing Fee Tables

S-3

(Form Type)

ProShares Trust II

(Exact Name of Registrant as Specified in its Charter)

Table 1: Newly Registered and Carry Forward Securities

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	exchange- traded vehicle security	ProShares Ultra VIX Short- Term Futures ETF Common Units of Beneficial Interest	Rule 457(u)	indeterminate amount of securities		indeterminate amount of securities		(1)

	Total Offering Amounts

	Total Fees Previously Paid

	Total Fee Offsets

	Net Fee Due					indeterminate amount of securities		(1)

(1)	The registration statement covers an indeterminate amount of securities to be offered or sold and the filing fee will be calculated and paid in accordance with Rule 456(d) and Rule 457(u).

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	exchange- traded vehicle security	ProShares Short VIX Short- Term Futures ETF Common Units of Beneficial Interest	Rule 457(u)	indeterminate amount of securities		indeterminate amount of securities		(1)

	Total Offering Amounts

	Total Fees Previously Paid

	Total Fee Offsets

	Net Fee Due					indeterminate amount of securities		(1)

(1)	The registration statement covers an indeterminate amount of securities to be offered or sold and the filing fee will be calculated and paid in accordance with Rule 456(d) and Rule 457(u).

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	exchange- traded vehicle security	ProShares VIX Short- Term Futures ETF Common Units of Beneficial Interest	Rule 457(u)	indeterminate amount of securities		indeterminate amount of securities		(1)

	Total Offering Amounts

	Total Fees Previously Paid

	Total Fee Offsets

	Net Fee Due					indeterminate amount of securities		(1)

(1)	The registration statement covers an indeterminate amount of securities to be offered or sold and the filing fee will be calculated and paid in accordance with Rule 456(d) and Rule 457(u).

Table 2: Fee Offset Claims and Sources

	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)

Fee Offset Claims	ProShares Trust II	S-3	333-259576	February 14, 2022		$635,280	exchange-traded vehicle security	ProShares Ultra VIX Short-Term Futures ETF Common Units of Beneficial Interest	$6,266,008,987	$6,266,008,987

Fee Offset Sources	ProShares Trust II	S-3	333-259576	February 14, 2022			exchange-traded vehicle security	ProShares Ultra VIX Short-Term Futures ETF Common Units of Beneficial Interest	$6,266,008,987	$6,266,008,987	$635,280

	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)

Fee Offset Claims	ProShares Trust II	S-3	333-259576	February 14, 2022		$59,148	exchange-traded vehicle security	ProShares Short VIX Short-Term Futures ETF Common Units of Beneficial Interest	$510,337,199	$510,337,199

Fee Offset Sources	ProShares Trust II	S-3	333-259576	February 14, 2022			exchange-traded vehicle security	ProShares Short VIX Short-Term Futures ETF Common Units of Beneficial Interest	$510,337,199	$510,337,199	$59,148

	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)

Fee Offset Claims	ProShares Trust II	S-3	333-259576	February 14, 2022		$84,551	exchange-traded vehicle security	ProShares VIX Short-Term Futures ETF Common Units of Beneficial Interest	$742,994,694	$742,994,694

Fee Offset Sources	ProShares Trust II	S-3	333-259576	February 14, 2022			exchange-traded vehicle security	ProShares VIX Short-Term Futures ETF Common Units of Beneficial Interest	$742,994,694	$742,994,694	$84,551